UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 18, 2009

Joe’s Jeans Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

5901 S. Eastern Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 837-3700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 19, 2009, Joe’s Jeans Inc. (the “Company”) received a Nasdaq Staff Determination letter indicating that it is not in compliance with the filing requirements for continued listing under Nasdaq Marketplace Rule 4310(c)(14) due to its failure to timely file its Annual Report on Form 10-K for the year ended November 30, 2008.  The Company has until May 18, 2009 to provide Nasdaq with a plan to regain compliance and if accepted, until September 14, 2009 to regain compliance.  The Company expects to be able to regain compliance in the allotted time frame.

On March 24, 2009, the Company issued a press release announcing the receipt of the Nasdaq Staff Determination letter.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)   On March 18, 2009, the Audit Committee (the “Committee”) of the Company concluded that, upon the advice of management, in consultation with Ernst & Young LLP, (“Ernst & Young”), the Company’s independent registered public accounting firm, that its previously issued financial statements for each of the three quarters ended February 28, 2008, May 31, 2008 and August 31, 2008, respectively, will require restatement.  The Company’s decision to restate was made in connection with the review of the Company’s Form 10-K for the fiscal year ended November 30, 2007 and the Registration Statement on Form S-3 filed on October 15, 2008 by the Corporation Finance Division of the U.S. Securities and Exchange Commission (“SEC”).  The issues raised by the SEC included the Company’s method for (i) the valuation of the assets acquired in connection with the merger of JD Holdings, Inc. (“JD Holdings”) and the allocation of the purchase price to those assets; and (ii) the accounting treatment of the contingent consideration payment to Mr. Joseph Dahan, the sole stockholder of JD Holdings, as an adjustment to the purchase price rather than as compensation expense.

On February 6, 2007 and June 25, 2007, the Company entered into an amended Merger Agreement with JD Holdings to acquire its business, which included all right, title and interest in its intellectual property, which included the Joe’s®, Joe’s Jeans™ and “JD” related brand and marks.  The merger was completed on October 25, 2007.  The merger was accounted for as a purchase under U.S. generally accepted accounting principles.  Accordingly, management allocated the purchase price to the assets and liabilities of JD Holdings in its financial statements as of the completion of the merger as determined by the Company’s valuations.  The valuations of intangible assets, income taxes and certain other items were completed during the second quarter of fiscal 2008.  In addition, under the merger agreement, Mr. Dahan was entitled, for a period of 120 months following October 25, 2007, a certain percentage of the gross profit earned by the Company in any applicable fiscal year.  The contingent consideration has been recorded as additions to goodwill as the amounts have become known.

Based upon the issues raised by the SEC, the Committee has concluded that the Company should (i) perform a new valuation pursuant to Statement of Financial Accounting Standards No. 141 of the assets acquired in connection with the merger with JD Holdings and allocate the purchase price according to such valuation; and (ii) account for the contingent consideration payments to Mr. Dahan as compensation expense, rather than as goodwill.  These matters have been discussed with Ernst & Young who are expected to review the Company’s quarterly financial statements after the restatement.

In light of the pending restatement, the previously issued financial statements and other financial information contained in the Company’s Forms 10-Q for the periods ending February 28, 2008, May 31, 2008 and August 31, 2008 should no longer be relied upon.  The Company expects to amend and restate its quarterly periods in its Annual Report on Form 10-K for the year ended November 30, 2008 (“Annual Report”) in lieu of amending the aforementioned Forms 10-Q.  Upon completion of the restatement process, the Company will file its Annual Report as soon as practicable thereafter.

While the information herein describes all of the items for which the Company and Ernst & Young have determined a restatement is appropriate at this time, there can be no assurance that further review of the Company’s financial statements will not identify additional items.  In light of the pending restatement, the Company’s quarterly income statements for fiscal 2008 are expected to be restated as follows:

	2008 Quarter ended
	(in thousands, except per share data)
	As Reported		As Expected to be Restated	As Reported		As Expected to be Restated	As Reported		As Expected to be Restated
	Feb 28	Adjustment	Feb 28	May 31	Adjustment	May 31	Aug 31	Adjustment	Aug 31

Net Sales	$15,210	$-	$15,210	$17,955	$-	$17,955	$18,248	$-	$18,248
Cost Of Goods Sold	8,422	-	8,422	9,517	-	9,517	9,303	-	9,303

Gross Profit	6,788	-	6,788	8,438	-	8,438	8,945	-	8,945

Operating Expenses
Selling, General and Administrative	5,604	522	6,126	5,968	404	6,372	6,134	410	6,544
Depreciation and Amortization	87	-	87	87	-	87	70	-	70

Total Operating Expenses	5,691	522	6,213	6,055	404	6,459	6,204	410	6,614

Income from Operations	1,097	(522)	575	2,383	(404)	1,979	2,741	(410)	2,331

Interest Expense	(192)	-	(192)	(167)	-	(167)	(133)	-	(133)
Income Taxes	(62)	-	(62)	(201)	-	(201)	(368)	-	(368)

Net Income	$843	(522)	$321	$2,015	(404)	$1,611	$2,240	(410)	$1,830
	-		-	-		-	-		-
EPS - Basic	$0.01		$0.01	$0.03		$0.03	$0.04		$0.03
EPS - Diluted	$0.01		$0.01	$0.03		$0.03	$0.04		$0.03

ITEM 7.01     Regulation FD Disclosure

On March 24, 2009, the Company issued a press release announcing updated earnings guidance for the 4th quarter, 2008 and 1st quarter, 2009.  A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 8.01     Other Events.

On March 24, 2009, the Company issued a press release regarding the matters disclosed above, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number                     Description

99.1                            Press Release dated March 24, 2009
99.2                            Press Release dated March 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOE’S JEANS INC. (Registrant)

Date: March 24, 2009	By:	/s/ Marc Crossman
Marc Crossman
President, Chief Executive Officer, and Director (Principal Executive Officer)

Exhibit Index

Exhibit
Number                         Description

99.1                                Press Release dated March 24, 2009
99.2                                Press Release dated March 24, 2009